Exhibit 10.12.A

Deed of Variation to Working Capital Facility Agreement

Tradefloor Holdings Pty Ltd ACN 603 342 329 the Borrower

and

Enhanced Investments Pty Ltd ACN 639 583 930 the Lender

Deed of Variation to Working Capital Facility Agreement

DATE: 14 January 2021

PARTIES

TRADEFLOOR HOLDINGS PTY LTD ACN 603 342 329 (“Borrower”);

ENHANCED INVESTMENTS PTY LTD ACN 639 583 930 (“Lender”).

RECITALS

A.	The Lender and the Borrower entered into an Working Capital Facility Agreement dated 15 May 2020 (Agreement).

B.	The parties hereby agree to amend the Agreement by this deed.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1.	Interpretation

In this Deed, headings are for convenience of reference only and do not affect interpretation.

2.	VARIATION OF AGREEMENT

2.1.	Variation

With effect on and from the date of this Deed, the Agreement is varied on the terms set out in Schedule 1 to this Deed.

2.2.	Confirmation of Agreement

All provisions of the Agreement other than those varied by clause 2.1 remain unchanged and continue in full force.

2.3.	Inconsistency

If there is any inconsistency between the provisions of this Deed and the provisions of the Agreement, then the provisions of this Deed prevail.

2.4.	No adverse construction

This Deed is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

2.5.	Successors and assigns

This Deed binds and benefits the parties and their respective successors and permitted assigns.

2.6.	No assignment

A party cannot assign or otherwise transfer the benefit of this Deed without the prior written consent of each other party.

2.7.	No variation

This Deed cannot be amended or varied except in writing signed by the parties.

2.8.	Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Deed.

2.9.	Governing law and jurisdiction

This Deed is governed by and must be construed in accordance with the laws in force in the State of Victoria. The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Deed, its performance or subject matter.

2.10.	Counterparts

If this Deed consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

Executed as a Deed

EXECUTED by TRADEFLOOR HOLDINGS PTY LTD

ACN 603 342 329 in accordance with the

Corporations Act 2001 by being signed by the

following officers:

/s/ Deane Sweeney	/s/ Ivan Tchourilov
Signature of director	Signature of director / company secretary

Deane Sweeney	Ivan Tchourilov
Name of director (please print)	Name of director / company secretary (please print)

EXECUTED by ENHANCED INVESTMENTS PTY LTD

ACN 639 583 930 in accordance with the

Corporations Act 2001 by being signed by the

following officers:

/s/ Julius Wei	/s/ Eric Gao
Signature of director	Signature of director / company secretary

Julius Wei	Eric Gao
Name of director (please print)	Name of director / company secretary (please print)

Schedule 1

1. Schedule 1, Item 1 of the Agreement be deleted and replaced entirely with the following:

Schedule 1 – Key Details

Key Details
Item 1	Facility Limit	$5,000,000 inclusive of all capitalised interest and fees accrued in accordance with this document.